Institutional Class Shares CDYGX
Class C Shares CADYX*
*Class C Shares were formerly known as the Advisor Class Shares

Cavalier Dynamic Growth Fund

A series of the
Starboard Investment Trust

SUMMARY PROSPECTUS
 September 28, 2017
Before you invest, you may want to review the Fund's Prospectus, which contains more information about the Fund and its risks.  You can find the Fund's Prospectus and other information about the Fund online at http://www.ncfunds.com/fundpages/800.htm.  You can also get this information at no cost by calling 1-800-773-3863 or by sending an e-mail request to info@ncfunds.com.  The Fund's Prospectus and Statement of Additional Information are incorporated by reference into this Summary Prospectus.
INVESTMENT OBJECTIVES
The Cavalier Dynamic Growth Fund seeks capital appreciation without regard to current income.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:
Shareholder Fees
(fees paid directly from your investment)
	Institutional	Class C
Maximum Sales Charge (Load) Imposed On Purchases (as a % of offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a % of the lesser of amount purchased or redeemed)	None	1.00%
Redemption Fee (as a % of amount redeemed)	None	None

Annual Fund Operating Expenses[1]
	Institutional	Class C
Management Fees	1.00%	1.00%
Distribution and/or Service (12b‑1) Fees	None	1.00%
Other Expenses	2.88%	2.88%
Interest on Securities Sold Short[2]	0.05%	0.05%
Acquired Fund Fees and Expenses[3]	0.05%	0.05%
Total Annual Fund Operating Expenses	3.98%	4.98%
Less Fee Waiver and/or Expense Limitation[4]	2.63%	2.63%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Limitation	1.35%	2.35%
1. The expense information in the table has been restated to reflect current fees rather than the fees in effect during the previous fiscal year.
2. Interest on Securities Sold Short reflects interest expense on borrowed securities. Interest expense results from the Fund's use of prime brokerage arrangements to execute short sales. Such expenses are required to be treated as a Fund expense for accounting purposes and are not payable to the Fund or the Advisor. Any interest expense amount on securities sold short will vary based on the Fund's use of those investments.
3. "Acquired Fund" means any investment company in which the Fund invests or has invested during the previous fiscal year. The "Total Annual Fund Operating Expenses" and "Net Annual Fund Operating Expenses" will not match the Fund's gross and net expense ratios reported in the Financial Highlights from the Fund's financial statements, which reflect the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.
4. The Advisor has entered into an Expense Limitation Agreement with the Fund under which it has agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, in an amount that limits the Fund's annual operating expenses (exclusive of interest, taxes, brokerage fees and commissions, extraordinary expenses, acquired fund fees and expenses, and payments under the Rule 12b-1 distribution plan) to not more than 1.25% of the average daily net assets of the Fund for Institutional and Class C Shares. Net annual operating expenses for the Fund may exceed these limits to the extent that it incurs expenses enumerated above as exclusions. The Expense Limitation Agreement runs through September 30, 2018, and may not be terminated prior to that date except via action of the Trust's board of trustees. The Advisor cannot recoup from the Fund any amounts paid by the Advisor under the Expense Limitation Agreement.

Example:  This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and the Fund's operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
Institutional	$137	$971	$1,822	$4,025
Class C	$338	$1,261	$2,284	$4,843
You would pay the following expenses if you did not redeem your shares:
Class	1 Year	3 Years	5 Years	10 Years
Institutional	$137	$971	$1,822	$4,025
Class C	$238	$1,261	$2,284	$4,843
Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance.  During the most recent fiscal year, the Fund's portfolio turnover rate was 159.52% of the average value of its portfolio.  The decrease in the portfolio turnover rate from the prior fiscal year is primarily due to a decrease in trading volume.
PRINCIPAL INVESTMENT STRATEGIES
The Fund's sub-advisor, StratiFi, LLC ("StratFi"), seeks to achieve the Fund's investment objective of capital appreciation by buying and selling options in a strategy designed to complement a base of exchange traded funds ("ETFs") and mutual funds.. The Fund is considered "diversified" under the Investment Company Act of 1940.

StratiFi seeks to achieve the Fund's investment objective of capital appreciation by investing in ETFs and mutual funds that invest in global equities that StratiFi believes demonstrate compelling fundamental growth opportunities.

StratiFi will not be limited in their investments by market capitalization or sector criteria, and may invest in ETFs and mutual funds that invest in foreign securities, including foreign securities in emerging markets.

StratiFi will then engage in derivatives transactions based on the portfolio of ETFs and mutual funds. These trades will primarily be the purchase and sale of options.
PRINCIPAL RISKS OF INVESTING IN THE FUND
The loss of your money is a principal risk of investing in the Fund.  Investments in the Fund are subject to investment risks, including the possible loss of some or the entire principal amount invested.  There can be no assurance that the Fund will be successful in meeting its investment objective.  The Fund will be subject to the following principal risks:
Market Risk.  Market risk refers to the possibility that the value of securities held by the Fund may decline due to daily fluctuations in the market.  Market prices for securities change daily as a result of many factors, including developments affecting the condition of both individual companies and the market in general.  The price of a security may even be affected by factors unrelated to the value or condition of its issuer, including changes in interest rates, economic and political conditions, and general market conditions.  The Fund's performance per share will change daily in response to such factors.

Management Style Risk.  Different types of securities tend to shift into and out of favor with investors depending on market and economic conditions.  The returns from the types of Portfolio Funds and other securities purchased by the Fund (growth, value, etc.) may at times be better or worse than the returns from other types of funds.  Thus, the performance of the Fund may be better or worse than the performance of funds that focus on other types of investments, or that have a broader investment style.
Common Stock Risk.  Investments by the Fund and Portfolio Funds in shares of common stock may fluctuate in value response to many factors, including the activities of the individual issuers whose securities the Fund or Portfolio Fund owns, general market and economic conditions, interest rates, and specific industry changes.  Such price fluctuations subject the Fund to potential losses.  During temporary or extended bear markets, the value of common stocks will decline, which could also result in losses for the Fund.
Other Equity Securities Risk.  In addition to shares of common stock, the equity securities held by the Fund and Portfolio Funds may include preferred stocks, convertible preferred stocks, convertible bonds, and warrants.  Like shares of common stock, the value of these equity securities may fluctuate in response to many factors, including the activities of the issuer, general market and economic conditions, interest rates, and specific industry changes.  Also, regardless of any one company's particular prospects, a declining stock market may produce a decline in prices for all equity securities, which could also result in losses for the Fund.
Large-Cap Securities Risk.  Stocks of large companies as a group can fall out of favor with the market, causing the Fund to underperform investments that have a greater focus on mid-cap or small-cap stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies.
Small-Cap and Mid-Cap Securities Risk.  The Fund and Portfolio Funds may invest in securities of small-cap and mid-cap companies, which involve greater volatility than investing in larger and more established companies.  Small-cap and mid-cap companies can be subject to more abrupt or erratic share price changes than larger, more established companies.  Securities of these types of companies have limited market liquidity, and their prices may be more volatile.  You should expect that the value of the Fund's shares will be more volatile than a fund that invests exclusively in large-capitalization companies.
Sector Risk.  If the Fund and Portfolio Funds invest more heavily in a particular sector, the value of its shares may be especially sensitive to factors and economic risks that specifically affect that sector.  As a result, the Fund's share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of industries.
Foreign Securities and Emerging Markets Risk.  The Fund and Portfolio Funds may have significant investments in foreign securities, which have investment risks different from those associated with domestic securities.  The value of foreign investments may be affected by the value of the local currency relative to the U.S. dollar, changes in exchange control regulations, application of foreign tax laws, changes in governmental economic or monetary policy, or changed circumstances in dealings between nations.  There may be less government supervision of foreign markets, resulting in non-uniform accounting practices and less publicly available information about issuers of foreign securities.  In addition, foreign brokerage commissions, custody fees, and other costs of investing in foreign securities are often higher than in the United States.  Investments in foreign issues could be affected by other factors not present in the United States, including expropriation, armed conflict, confiscatory taxation, and potential difficulties in enforcing contractual obligations.  In addition to the risks of foreign securities in general, countries in emerging markets are more volatile and can have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries, and securities markets that trade a small number of issues which could reduce liquidity.

Short Sales Risk.  While the Fund will not short individual securities, the Portfolio Funds held by the Fund may sell securities short.  A short sale is a transaction in which the Portfolio Fund sells a security it does not own but has borrowed in anticipation that the market price of the security will decline.  The Portfolio Fund must replace the borrowed security by purchasing it at the market price at the time of replacement, which may be more or less than the price at which the Portfolio Fund sold the security.
Leverage Risk.  While the Fund will not utilize leverage (i.e., borrowing) when making investments, the Portfolio Funds held by the Fund may utilize leverage to acquire their underlying portfolio investments.  The use of leverage may exaggerate changes in a Portfolio Fund's share price and the return on its investments.  Accordingly, the value of the Fund's investments in Portfolio Funds may be more volatile and all other risks, including the risk of loss of an investment, tend to be compounded or magnified.  Borrowing also leads to additional interest expense and other fees that increase the Portfolio Fund's expenses.
Portfolio Turnover Risk.  The Advisor will sell Portfolio Funds and other securities when it is in the interests of the Fund and its shareholders to do so without regard to the length of time they have been held.  As portfolio turnover may involve paying brokerage commissions and other transaction costs, there could be additional expenses for the Fund.  High rates of portfolio turnover may also result in the realization of short-term capital gains and losses.  Any distributions resulting from such gains will be considered ordinary income for federal income tax purposes.
Investment Advisor Risk.  The Advisor's ability to choose suitable investments has a significant impact on the ability of the Fund to achieve its investment objectives. The Advisor became a registered investment advisor with the SEC in 2015. The Advisor does not have previous experience managing an investment company registered under the 1940 Act. The portfolio managers' experience is discussed in the section of this prospectus entitled "Management of the Funds – Investment Advisor."

PERFORMANCE INFORMATION
The following bar chart and tables provide an indication of the risks of investing in the Fund by showing changes in the Fund's Institutional Class Shares performance from year to year and by showing how the average annual total returns for each class compared to that of a broad-based securities market index.  The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.  Updated information on the Fund's results can be obtained by visiting http://www.ncfunds.com/fundpages/800.htm for the Institutional Class Shares and by visiting http://www.ncfunds.com/fundpages/802.htm for the Class C Shares.
Institutional Class
 Calendar Year Returns

During the periods shown in the bar chart above the Fund's highest quarterly return was 8.93% (quarter ended December 31, 2010) and the Fund's lowest quarterly return was -12.80% (quarter ended September 30, 2011).  The Fund's year-to-date return as of June 30, 2017 (the end of the most recent calendar quarter) was 12.82%.
Average Annual Total Returns Periods Ended December 31, 2016	Past 1 Year	Since Inception*
Institutional Class Shares Before taxes After taxes on distributions After taxes on distributions and sale of shares	2.85% 1.41% 2.27%	6.91% 4.33% 4.48%
S&P Global Broad Market Index (reflects no deductions for fees and expenses)	8.84%	8.98%

Average Annual Total Returns Periods Ended December 31, 2016	Past 1 Year	Since Inception*
Class C Shares Before taxes	1.81%	4.86%
S&P Global Broad Market Index (reflects no deductions for fees and expenses)	8.84%	6.21%
*The Institutional Class Shares began operating on October 2, 2009.  The Class C Shares began operating on February 18, 2011. The performance of the Fund is attributable to its previous investment adviser until July 31, 2015.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor's tax situation and may differ from those shown and are not applicable to investors who hold Fund shares through tax-deferred arrangements such as a 401(k) plan or an individual retirement account (IRA).  After-tax returns are shown for only one class of shares and after-tax returns will vary for other classes.
MANAGEMENT
Investment Advisor. Cavalier Investments LLC serves as the Fund's investment advisor.
During part of the Fund's 2016 fiscal year, the Fund's investment adviser was FolioMetrix, LLC.
Investment Sub-Advisors. Validus Growth Investors, LLC and StratiFi, LLC serve as the Fund's investment sub-advisors.
Portfolio Managers. The Fund's portfolio managers are Mark Scalzo, with Validus, and Justin Lent, with StratiFi. They have provided services to the Fund since August 1, 2016.
PURCHASE AND SALE OF FUND SHARES
The minimum initial investment for all Funds and all share classes is $1,000 and the minimum subsequent investment is $50, although the minimums may be waived or reduced in some cases.
You can purchase Institutional and Class C shares directly from the Fund by mail or bank wire. You can redeem Institutional and Class C shares directly from the Fund by mail, facsimile, telephone, and bank wire. Please contact the financial firm for details.

Purchase and redemption orders of Institutional and Class C shares by mail should be sent to the Cavalier Funds, c/o Nottingham Shareholder Services, Post Office Box 4365, Rocky Mount, North Carolina 27803-0365.  Redemption orders by facsimile should be transmitted to 919-882-9281.  Please call the Fund at 1-800-773-3863 to conduct telephone transactions or to receive wire instructions for bank wire orders.  The Fund has also authorized certain broker-dealers to accept purchase and redemption orders on its behalf.  Investors who wish to purchase or redeem Fund shares through a broker-dealer should contact the broker-dealer directly.

TAX INFORMATION
The Fund's distributions will generally be taxed to you as ordinary income or capital gains, unless you are investing through a tax deferred arrangement, such as a 401(k) plan or an individual retirement account.  Distributions on investments made through tax deferred vehicles, such as 401(k) plans or IRAs, may be taxed later upon withdrawal of assets from those accounts.
FINANCIAL INTERMEDIARY COMPENSATION
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank) the Fund may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary's website for more information.